Schedule of Trade Accounts and Bills Receivable, Net (Detail) - USD ($) $ in Thousands	Jun. 30, 2015	Dec. 31, 2014
Accounts, Notes, Loans and Financing Receivable [Line Items]
Trade accounts receivable	$ 183,037	$ 198,475
Less: Allowance for doubtful accounts	(116,490)	(118,901)
Receivables, Net, Current, Total	66,547	79,574
Bills receivable	8,210	7,278
Trade accounts and bills receivable, net	$ 74,757	$ 86,852